o 116 P-2

                         SUPPLEMENT DATED JUNE 1, 2000
                             TO THE PROSPECTUS OF

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                            DATED SEPTEMBER 1, 1999

The prospectus is amended as follows:

I. The management team on page 10 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

MARK ORSI, VICE PRESIDENT OF ADVISERS
Mr. Orsi has been an analyst or portfolio manager of the fund since 1991. He joined the Franklin Templeton Group in 1990.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the fund since 1987. He joined the Franklin Templeton Group in 1987.

II. The section "Sales charge waivers" on page 20 is replaced with the following:

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

III. The section "Minimum investments" on page 20 is replaced with the following:

MINIMUM INVESTMENTS
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                                              INITIAL  ADDITIONAL
-----------------------------------------------------------------
Regular accounts                              $1,000      $50
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Automatic investment plans                      $50       $50
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UGMA/UTMA accounts                             $100       $50
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Broker-dealer sponsored wrap account           $250       $50
programs
-----------------------------------------------------------------
Full-time employees, officers, trustees and
directors of
-----------------------------------------------------------------
Franklin Templeton entities, and their         $100       $50
immediate family members
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Please note that you may only buy shares of a Fund eligible for sale in your state or jurisdiction.

IV. The section "Account Application" on page 21 is replaced with the following:

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 22). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

V. Effective July 3, 2000, the following is added to the section "Buying shares" on page 21:

----------------------------------------------------------------------
[Insert graphic of      If you have another    Before requesting a
phone]                  Franklin Templeton     telephone purchase,
                        account with your      please make sure we
BY PHONE                bank account           have your bank
                        information on file,   account information
(Up to $100,000 per     you may open a new     on file. If we do not
day)                    account by phone. The  have this
1-800/632-2301          accounts must be       information, you will
                        identically            need to send written
                        registered.            instructions with
                                               your bank's name and
                        To make a same day     address, a voided
                        investment, please     check or savings
                        call us by 1:00 p.m.   account deposit slip,
                        Pacific time or the    and a signature
                        close of the New York  guarantee if the
                        Stock Exchange,        ownership of the bank
                        whichever is earlier.  and Fund accounts is
                                               different.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.
----------------------------------------------------------------------

VI. The section "Automatic Investment Plan" on page 22 is replaced with the following:

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services.
If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

VII. The section "Telephone Privileges" on page 22 is replaced with the following:

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

VIII. In the section "Selling Shares," the "By Wire" section of the Selling Shares table on page 26 is replaced with the following:

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[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds sent to a bank account. See the
                         policies above for selling shares by mail
BY ELECTRONIC            or phone.
FUNDS TRANSFER
(ACH)                    Before requesting to have redemption
                         proceeds sent to a bank account, please
                         make sure we have your bank account
                         information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                         If we receive your request in proper form
                         by 1:00 p.m. Pacific time, proceeds sent by
                         ACH generally will be available within two
                         to three business days.
----------------------------------------------------------------------

IX. The section "Statements and reports" on page 27 is replaced with the following:

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

X. The section "Dealer compensation" on page 29 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A    CLASS B   CLASS C
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COMMISSION (%)                       -        3.00       2.00
Investment under $100,000          4.00         -         -
$100,000 but under $250,000        3.25         -         -
$250,000 but under $500,000        2.25         -         -
$500,000 but under $1 million      1.85         -         -
$1 million or more              up to 0.75 1    -         -
12B-1 FEE TO DEALER                0.15       0.15 2     0.65 3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase. If a dealer commission is paid on a Class A NAV purchase that we later determine was made by a market timer, all commissions paid in connection with that purchase during the last twelve months must be returned.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

               Please keep this supplement for future reference.

o 116 SA-1

                         SUPPLEMENT DATED JUNE 1, 2000
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
              DATED SEPTEMBER 1, 1999, AS AMENDED JANUARY 1, 2000

The Statement of Additional Information (SAI) is amended as follows:

I. The first waiver category in the section "Waivers for certain investors" on page 14 is revised to read:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

II. The section "Systematic withdrawal plan" on page 16 is replaced with the following:

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

III. The following paragraph is added to the section "General information" on page 17:

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the fund at a later date. These sub-accounts may be registered either by name or number. The fund's investment minimums apply to each sub-account. The fund will send confirmation and account statements for the sub-accounts to the institution.

               Please keep this supplement for future reference.